INVESTMENT IN COMPEDICA	6 Months Ended
Sep. 30, 2025
Investment In Compedica
INVESTMENT IN COMPEDICA

NOTE 9. INVESTMENT IN COMPEDICA

On June 5, 2025, the Company acquired an equity interest in Compedica, Ltd. ("Compedica"), a U.K.-based biotechnology company specializing in medical devices for support with complications from diabetes. The investment was made in a stock-for-stock transaction whereby the Company acquired a 6.0% interest in Compedica, valued at $5.0 million plus $0.1 million for reimbursement of expenses to Compedica to close the transaction, and Compedica obtained a corresponding 27.4% interest in the Company and is accounted for under the equity method as it was determined that the Company has significant influence over Compedica due to the interconnected nature of the ownership of the respective entities. Compedica’s interest in the Company was subsequently diluted to 11.9% as a result of the shares issued under the private placement occurring in September 2025.

The Company records its share of earnings and losses in Share of losses from equity method investment within the Condensed consolidated interim statements of operations and other comprehensive income (loss). The Company recorded a loss of approximately $0.0 million and $0.1 million for the three and six months ended September 30, 2025, respectively, based on its share of Compedica's losses. The equity method investment is presented within "Investment in Compedica" on the unaudited Condensed consolidated interim statements of financial position.

On September 25, 2025, in connection with the transition of the Company to being primarily a digital asset treasury, AlphaTON lost significant influence over Compedica and discontinued its use of the equity method to account for its investment. Commencing on the date that significant influence was lost, the Company began accounting for its investment as a financial instrument within the scope of IFRS 9 with changes in the fair value of its investment reflected as other income (loss) within the Condensed consolidated interim statements of operations and other comprehensive income (loss). Subsequent to the discontinuing of the equity method of accounting for Compedica, the fair value of the investment used by management is based on multiples analysis of publicly traded comparable companies as Compedica is pre-revenue, as well as its holdings in the Company’s own ordinary shares (Level 3 inputs). A loss on impairment of $4.8 million was recognized as a result of the loss of significant influence.

The Company owns 5.2% of Compedica's outstanding common stock as of September 30, 2025. Movements in the investment balance during the three and six months ended September 30, 2025 were as follows (in thousands):

September 30,
2025
(Unaudited)

Balance as of April 1, 2025	$–
Initial investment in Compedica	5,050
Loss from equity method investment	(32)
Investment in Compedica as of June 30	$5,018
Loss from equity method investment	(12)
Loss on impairment	(4,804)
Investment in Compedica as of September 30	$202